Exhibit 32

                          Certification of CEO and CFO
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                       Pursuant to 18 U.S.C. Section 1350,
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                       as Adopted Pursuant to Section 906
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                        of the Sarbanes-Oxley Act of 2002
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In connection with the Quarterly Report on Form 10-QSB of Urban Improvement Fund
- 1974 (the "Partnership"), for the quarterly period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Paul H. Pfleger, as the equivalent of the Chief Executive Officer of the Partnership, and John M. Orehek as the equivalent of the Chief Financial Officer of the Partnership, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.











                                      /s/Paul H. Pfleger
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                                      Name:  Paul H. Pfleger



                                      /s/John M. Orehek
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                                      Name:  John M. Orehek


This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Partnership for purposes of
Section 18 of the Securities and Exchange Act of 1934, as amended.